UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                  May 22, 2006

                          ESPEY MFG & ELECTRONICS CORP.
             (Exact name of registrant as specified in its charter)


            New York                001-04383                   14-1387171
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)              Identification No.)


               233 Ballston Avenue                       12866
            Saratoga Springs, New York
     (Address of principal executive offices)         (Zip Code)

               Registrant's telephone number, including area code:
                                 (518) 584-4100


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 22, 2006, Espey Mfg. & Electronics Corp. issued a press release announcing that the Company's Board of Directors had appointed James Clemens, 56, as an executive officer of the Company. Mr. Clemens has been the Vice President of Sales & Marketing since March 1, 2004, and will retain that title. Mr. Clemens held various positions in the power systems industry for seven years prior to joining the Company. From 1997 to 1999, he was President and Chief Executive Officer of Ling Electronics, Inc., which was acquired by SatCon Power Systems. He then served as Transition Manager and a consultant to SatCon until 2003.

Mr. Clemens does not have an employment contract with the Company.


Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.       Document
-----------       --------
99.1              Press Release dated May 22, 2006




                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2006              ESPEY MFG. & ELECTRONICS CORP.


                                By:    /s/ David A. O'Neil
                                       ----------------------------------------
                                       David A. O'Neil, Treasurer and Principal
                                       Financial Officer


                                       2